Exhibit 99.1

TopBuild Promotes John Achille to President and COO

DAYTONA BEACH, FL – April 2, 2026 – TopBuild Corp. (NYSE:BLD), a leading installer of insulation and commercial roofing and a specialty distributor of insulation and related building products to the construction industry in the United States and Canada, announced that John Achille, Chief Operating Officer, has been promoted to President and Chief Operating Officer effective immediately.

As President and COO, Mr. Achille will be responsible for the day-to-day operations of TopBuild’s Installation Services and Specialty Distribution businesses. He will also have responsibility for the Supply Chain organization and all growth initiatives, including Mergers and Acquisitions. Mr. Achille will continue to report to Robert Buck, CEO of TopBuild.

"John is a purpose-driven leader who has managed nearly all of our businesses and has delivered outstanding results. Under John’s leadership, we have structured our organization and leadership teams to best position TopBuild for continued success," said Mr. Buck. "John is the right leader to take on this role as we continue to drive profitable growth and deliver operational excellence.”

Mr. Achille said, “I am honored to be named President and COO of TopBuild and appreciate the confidence and trust that Robert, the business and our Board have placed in me. This is a time of great opportunity for TopBuild. We have a unique and flexible business model, we’re well diversified, and we generate very strong free cash flow. We’re bullish about the long term and remain committed to driving shareholder returns.”

Mr. Achille joined TopBuild in 2021 when the Company acquired American Building Systems where he served as Vice President of their Coastal Insulation business. Prior to his current role, he served as Executive Vice President of TruTeam. Prior to that, John held positions of increasing responsibility and leadership with the Company across Distribution International, Service Partners, and TruTeam. John began his career in project engineering and project management for Turner Construction and earned his Bachelor of Science degree in Civil and Environmental Engineering from Rutgers University.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer of insulation and commercial roofing and is also a specialty distributor of insulation and related building products to the construction industry in the United States and Canada. We provide insulation and commercial roofing installation services nationwide through our Installation Services segment which has over 200 branches located across the United States. We distribute building and mechanical insulation, insulation accessories, and other building products for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our Specialty Distribution network encompasses more than 250 branches across the United States and Canada. To learn more about TopBuild please visit our website at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

PI Aquino

pi.aquino@topbuild.com

386-763-8801